                               SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934 (Amendment No. )


     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement[ ]Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement

     [x] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to (Section)240.14a-11(c) or
         (Section)240.14a-12

                             J. C. Penney Company, Inc.
     _________________________________________________________________________
                   (Name of Registrant as Specified In Its Charter)


     _________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
         11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          ____________________________________________________________________

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          (2) Form, Schedule or Registration Statement No.:

          ____________________________________________________________________

          (3)  Filing Party:

          ____________________________________________________________________

          (4)  Date Filed:

          ____________________________________________________________________


     Notes:

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                                                  [BULLETIN BOARD ANNOUNCEMENT]
                                                         [COMPANY ANNOUNCEMENT]
                                                               [E-MAIL MESSAGE]

                                                                 April 22, 1998


     A Message from Chairman and Chief Executive Officer Jim Oesterreicher to Associate Stockholders


     You have recently received JCPenney's 1998 Proxy Statement and 1997 Annual Report to Stockholders along with two proxy/voting instruction cards relating to shares of voting stock held in the Company's Savings Plans. These shares must be voted by you in order to be counted. The Proxy Statement contains two stockholder proposals, one regarding the Company's classified Board structure and the other regarding the Stockholder Rights Plan. These are substantially similar to proposals submitted by the same proponents in prior years.

     YOUR BOARD OF DIRECTORS HAS EVALUATED THESE TWO PROPOSALS AND RECOMMENDS THAT YOU VOTE AGAINST THEM FOR REASONS OUTLINED IN DETAIL IN THE PROXY STATEMENT. TO SO VOTE, MARK THE "AGAINST" BOXES REGARDING PROPOSALS 3 AND 4 ON YOUR TWO PROXY CARDS, OR FOLLOW THE INSTRUCTIONS ON YOUR PROXY CARDS FOR TELEPHONE VOTING.

     IT IS IMPORTANT THAT YOU VOTE BY EITHER RETURNING YOUR COMPLETED PROXY CARD, OR BY TELEPHONE. MANAGEMENT CANNOT VOTE THE SHARES HELD ON BEHALF OF ASSOCIATES WHO DO NOT VOTE. FOR YOUR CONVENIENCE, THIS YEAR YOU MAY VOTE BY TELEPHONE AS AN ALTERNATIVE TO VOTING BY MAIL.


     Your proxy/voting instruction cards will be kept confidential from the Company and its directors, officers, and associates.

     If you have misplaced your proxy card, please call 1-800-842-9470 to receive a replacement card which you can vote by mail or by telephone.